Exhibit 32.1
CERTIFICATION PURSUANT TO SECURITIES EXCHNAGE ACT OF 1934
RULE 13a-14(b) OR 15d-14(b) AND
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of Kolorfusion International, Inc. (the “Company”) on Form 10-QSB for quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Stephen Nagel, Chief Executive Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:
1.	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Quarterly Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

Dated: November 30, 2005	By: /s/ Stephen Nagel

President and Chief Financial Officer